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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2010


                            DYNATRONICS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

         Utah                            0-12697                87-0398434
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(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


7030 Park Centre Drive, Salt Lake City, Utah 84121
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(Address of Principal Executive Offices, Zip Code)

Registrant's telephone number, including area code: (801) 568-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.07  Submission of Matters to a Vote of Security Holders.

Dynatronics Corporation (the "Company") held its Annual Meeting of Shareholders on November 22, 2010. At the meeting, shareholders re-elected all five directors nominated by the Company's Board of Directors. In addition, shareholders ratified the appointment of Tanner LLC as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2011.

There were 13,439,637 shares of Common Stock entitled to vote at the meeting. A total of 10,632,611 shares of Common Stock (79.1%) were represented at the meeting. Set forth below are the final voting results for each of the proposals.

      (1)   Election of five (5) director nominees for a one-year term.

                                                               Votes
Director                               Votes  For             Withheld
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Kelvyn H. Cullimore, Jr.               3,296,051              190,369
Larry K. Beardall                      3,310,763              175,657
Howard L. Edwards                      3,433,530               52,890
Val J. Christensen                     3,425,642               60,778
Joe Barton                             3,486,420                 0

      (2) Proposal to ratify the appointment of Tanner LLC as the Company's independent registered accounting firm for the fiscal year ending June 30, 2011.

         Votes For                 Votes Against             Abstentions
---------------------------    ----------------------    --------------------
        10,355,030                    180,801                  96,780

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DYNATRONICS CORPORATION


By: /s/ Kelvyn H. Cullimore, Jr.
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Kelvyn H. Cullimore, Jr.
Chairman, Chief Executive Officer, and President

Date: November 24, 2010
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